EXHIBIT 99.1
ViaSat, Inc. FY07 Q1 Results August 3, 2006

Safe Harbor Disclosure GAAP Reconciliation During this presentation, references to financial measures will include references to non-GAAP financial information. We will provide a reconciliation between GAAP and non-GAAP financial information later in this briefing. For more information regarding our use of non-GAAP financial information, please see our most recent earnings press release on our website at www.viasat.com in the "investor relations" section. Forward-Looking Statements Portions of this presentation contain projections or other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events or the future financial performance of the Company. We wish to caution you that these statements are only predictions and may differ materially from actual events or results. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the section titled "Factors That May Affect Future Performance" in the Company's Forms 10-K and 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Stockholders and others are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update publicly or revise any forward-looking statements.

Topics Q1 Financial Results CEO Business Overview Business Highlights CFO's Discussion Current Business Outlook Summary

Revenues FY 06 FY07 Q1 100 128.7 Q1 29% Increase

Q1 Non-GAAP Earnings FY 06 FY 07 Q1 6.083 7.6 FY 06 FY 07 Q1 0.22 0.26 Earnings EPS 25% Increase 18% Increase

Q1 Net Earnings FY 06 FY 07 Q1 5.176 6.1 FY 06 FY 07 Q1 0.18 0.2 Earnings EPS 17% Increase 11% Increase

Q1 Financial Results CEO Business Overview Business Highlights CFO's Discussion Current Business Outlook Summary Topics

Key Financial Points Record quarterly revenues & awards Very strong operating cash flow Solid balance sheet Good growth in backlog No R&D Tax credit

Key Market Points Favorable DoD market prospects MIDS & MIDS JTRS Information assurance Satellite Satellite broadband prospects Wildblue distribution Additional opportunities Mobile opportunities

New Orders Record orders $134M Q1 MIDS Lot 7 Next Generation HAIPE IS V3 Harris UHF Satcom for Falcon Substantial new order pipeline Product order "flow" Several large new order "events" Timing at customer's convenience

Backlog & Revenue Trends Q1 Q2 Q3 Q4 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Revenue 48.8 49.5 50.1 47.2 40 49 54 58 64 71.8 83.2 84.2 82.6 88 90.9 100 104 112 118.1 128.7 Book-to-Bill 1.6 1.2 1.1 1.7 1.4 Backlog 199.6 207.6 213.9 256.6 280.8 291.6 280 299.3 304 323 361.9 391.2 389 360 374.9 385 Orders 41.6 62.1 58.8 24.1 62.9 56 61 Revenue 48.8 49.5 50.1 47.2 40 49 54 58 64 71.8 Backlog Revenue FY05 FY06 FY07

Q1 Financial Results CEO Business Overview Business Highlights CFO's Discussion Current Business Outlook Summary Topics

Business Highlights Government Good revenues, earnings & margins Tactical Data Links Product deliveries MIDS J "CDR" MIDS J Growth Information assurance Record INE shipments Product evolutions Opportunity flow Satellite: mobility Enerdyne acquisition

Business Highlights Government Good revenues, earnings & margins Tactical Data Links Product deliveries MIDS J "CDR" MIDS J Growth Information assurance Record INE shipments Product evolutions Opportunity flow Satellite: mobility Enerdyne acquisition Commercial Consumer broadband Sustained growth Distribution - DBS, Telco Additional markets VSAT networks Advanced technologies Total volume advantages Opportunities pipeline Mobility Ku band New MSS opportunities Antenna systems - OK USM - Ka & DoD ECC - Technology insertions

Q1 Financial Results CEO Business Overview Business Highlights CFO's Discussion Current Business Outlook Summary Topics

Segment Results

Condensed P&L - Q1

GAAP and Non-GAAP EPS

Condensed Balance Sheet - Assets

Condensed Balance Sheet - Liabilities and Equity

Condensed Cash Flow

Q1 Financial Results CEO Business Overview Business Highlights CFO's Discussion Current Business Outlook Summary Topics

FY07 Outlook Revenues: $500M+ Non-GAAP EPS: $1.15 - $1.25 GAAP Reconciliation: Amortization of intangibles ~$0.14 per share Impact of SFAS 123R $0.05-$0.10 per share New orders to sustain growth Flow rates Increasing R&D investments Higher tax rate R&D Tax Credit uncertainty

Q1 Financial Results CEO Business Overview Business Highlights CFO's Discussion Current Business Outlook Summary Topics

Summary Strong financial results Strong cash flow Good new orders pipeline Anticipate FY07 Revenues >$500M MIDS & MIDS-JTRS Information Assurance Satellite broadband Satellite mobility Promising market opportunities

Q & A